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                                                                    Exhibit 15.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-98600 and No. 33-24603 of Easco, Inc. and Subsidiaries on Form S-8 of our report dated February 1, 1999, incorporated by reference in the Annual Report on Form 10-K of Easco, Inc. for the year ended December 31, 1998.


Deloitte & Touche  LLP
Cleveland, Ohio
March 24, 1999

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